UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 19, 2019

The Carlyle Group L.P.

(Exact name of Registrant as specified in its charter)

Delaware	001-35538	45-2832612
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1001 Pennsylvania Avenue, NW Washington, D.C.	20004-2505
(Address of principal executive offices)	(Zip Code)

(202) 729-5626

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 19, 2019, The Carlyle Group issued a press release announcing that effective immediately, Christopher Finn has become Chief Operating Officer of Carlyle Group Management L.L.C., the general partner (the “General Partner”) of The Carlyle Group L.P. (the “Partnership” and, together with the General Partner, “Carlyle”).

Mr. Finn, age 61, served as a Managing Director and Global Head of Operations based in Carlyle’s Washington, D.C. office from January 2018 until becoming Chief Operating Officer. Previously, Mr. Finn was based in Carlyle’s London office and served as Chief Operating Officer of Carlyle’s Corporate Private Equity business segment since 2014 and of Carlyle’s Global Credit business segment since 2016. Mr. Finn joined Carlyle in 1996 as Managing Director, International. Prior to joining Carlyle, Mr. Finn served as Executive Vice President of the Overseas Private Investment Corporation (OPIC), the U.S. Government agency that provides financing to U.S. investors in the developing world. Mr. Finn is an honors graduate of Harvard College.

As a senior Carlyle professional, Mr. Finn makes investments in and alongside Carlyle investment funds as described in our Annual Report on Form 10-K for the year ended December 31, 2018. Mr. Finn also is a limited partner of Carlyle Holdings and he and his investment vehicles may exchange their limited partner interests in Carlyle Holdings for common units of the Partnership pursuant to an Exchange Agreement and receive certain payments in connection therewith pursuant to a Tax Receivable Agreement, which agreements have been disclosed in Carlyle’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018. Carlyle is also entering into a customary indemnification agreement with Mr. Finn in the same form as that which applies to our other executive officers and to the Board of Directors of the General Partner.

Item 7.01	Regulation FD Disclosure.

A copy of the press release regarding Mr. Finn’s new role as Chief Operating Officer has been furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Pursuant to General Instruction B.2 of Current Report on Form 8-K, the information in Item 7.01 of this Current Report on Form 8-K, including the press release attached hereto as Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Furthermore, such information shall not be incorporated by reference into any filing or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing or document.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release, dated March 19, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE CARLYLE GROUP L.P.

	By:	Carlyle Group Management L.L.C.,
its general partner

Date: March 19, 2019	By:	/s/ Jeffrey W. Ferguson
	Name:	Jeffrey W. Ferguson
	Title:	General Counsel

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